GREENBERG TRAURIG, LLP
                            2700 Two Commerce Square
                               2001 Market Street
                             Philadelphia, PA 19103
                              Phone: (215) 988-7800
                            Facsimile: (215) 988-7801


                                                    Terrance James Reilly, Esq.
                                                   Direct Dial:  (215) 988-7815
                                                    E-mail:  reillyte@gtlaw.com


                                         June 4, 2002


VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

      Re:  The World Funds, Inc.
           SEC File Nos. 333-29289/811-8255

Ladies and Gentlemen:

     On behalf of The World Funds, Inc. (the "Company"), attached herewith for filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended (the "1933 Act"), please find Post-Effective Amendment No. 23 to the Company's Registration Statement on Form N-1A ("PEA No. 23"). PEA No. 23 applies only to the Newby Fund (the "Fund"), a series of shares of the Company. It is proposed that PEA No. 23 become effective immediately upon filing pursuant to paragraph (b) of Rule 485 under the 1933 Act.

     PEA No. 23 is being filed to: (i) disclose the information required by Item 5 of Form N-1A; (ii) make certain other non-material changes; and (iii) add appropriate exhibits and consents. Greenberg Traurig, LLP, Counsel to the Company, has reviewed drafts of the Prospectus and Statement of Additional Information that are contained in PEA No. 23. Based upon this limited review, PEA No. 23 does not contain any disclosures that would render it ineligible to become effective immediately pursuant to paragraph (b) of Rule 485 under the 1933 Act.

     Questions concerning PEA No. 23 may be directed to Terrance James Reilly at
(215) 988-7815, or in his absence, Steven M. Felsenstein at (215) 988-7837.

                                Very truly yours,


                               /s/ Terrance James Reilly
                               Terrance James Reilly

cc:   Steven M. Felsenstein
      John Pasco, III
      Darryl S. Peay

As filed with the Securities and Exchange Commission on June 4, 2002

                                     Registration No. 333-29289
                                            File No.  811-8255

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
                                                                  --
REGISTRATION STATEMENT UNDER THE SECUTITIES ACT OF 1933          |__|
                                                                  --
      Pre-Effective Amendment No. _______                        |__|
                                                                  --
      Post-Effective Amendment No.   23                          |_X|


                                                                  --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |__|
                                                                  --
      Amendment No.  24                                          |_X|


                        (Check appropriate box or boxes)

                             THE WORLD FUNDS, INC.
                  ------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

            1500 Forest Avenue, Suite 223, Richmond, Virginia 23229
            -------------------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)

                                 (800)-527-9525
             ----------------------------------------------------
                   (Registrant's Telephone Number, Including Area Code)

                          Steven M. Felsenstein, Esq.
                             Greenberg Traurig, LLP
                               2001 Market Street
                         Two Commerce Square, Suite 2700
                        Philadelphia, Pennsylvania 19103
-------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after this post-effective amendment of this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

       --
      |_X|  immediately upon filing pursuant to paragraph (b)
        -
       --
      | _|  on __________________ pursuant to paragraph (b)
       --
      |__|  60 days after filing pursuant to paragraph (a)(1)
       --
      |__|  on (date) pursuant to paragraph (a)(1)
       --
      |__|  75 days after filing pursuant to paragraph (a)(2)
       --
      |__|  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

       --
      |__| This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Common Stock

THE WORLD FUNDS, INC.

Newby Fund

PROSPECTUS

Prospectus dated June 4, 2002
















This Prospectus describes the Newby Fund (the "Fund"), a series of The World Funds, Inc. (the Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio.












As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective:   Capital appreciation

Principal Investment
Strategies:             Under normal circumstances, the Fund will invest at
                        least 65% of its net assets in common stocks or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. To achieve its investment objective, the investment adviser may engage in frequent trading of the Fund's portfolio. In addition, the investment adviser may sell stocks short or borrow money to purchase securities.

Principal Risks:        The Fund is subject to certain risks that may cause
                        the Net Asset Value (the "NAV") to fluctuate over time.
                        Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's investment objective of capital appreciation.

                        The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the portfolio assets. If the investment adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

                        The frequent trading of the Fund's investment portfolio may have tax consequences for certain shareholders, involving an increase in short-term capital gains or losses. In addition, frequent trading may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which could affect performance.

                        There are risks involved with selling securities short. The Fund may not always be able to borrow the security or close out a short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may be required to pay a premium, dividend or interest. The Fund's long position could decline in value while the value of the securities sold short could increase, thereby increasing the potential for loss.

                        The Fund may borrow money to increase its holdings of portfolio securities. This is known as "leveraging". Since the Fund must maintain asset coverage of 300% on borrowed monies, the Fund could be required to sell investments at an inopportune time to satisfy this requirement. Leveraging also can exaggerate the effect of any increase or decrease in the value of portfolio securities held by the Fund. The amounts borrowed are subject to interest costs and fees that may affect the gains achieved on the investment of such borrowed monies.

                        The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the 1940 Act"). This means that the Fund may invest a larger portion of its assets in small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:       You may want to invest in the Fund if you are seeking
                        capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. You should not invest in the Fund if you are not willing to accept the additional risks associated with the investment policies of the Fund. The
                        Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance
Information:            The bar chart and table below show how the Fund has
                        performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested. The bar chart shows how the performance of the Investor Shares of the Fund has performed for it initial calendar year of operations. Service Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. The table compares the average annual total returns of the Investor Shares of the Fund for the period ended December 31, 2001 to the Standard and Poor's 500 Index and the NASDAQ Composite Index. During that same period, the Service Shares of the Fund had not yet commenced operations. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

Newby Fund (Investor Shares)

2001            34.67%

[end bar chart]

The Fund's total return for the quarter ended March 31, 2002 was 0.00%.

During the period shown in the bar chart, the highest return for a calendar quarter was 42.40% (quarter ending June 30, 2001) and the lowest return for a calendar quarter was (8.50%) (quarter ending March 31, 2001).

                               Average Annual Total Return
                          (for the period ending December 31, 2001)
                          -----------------------------------------


                                               One Year
                                               --------

Investor Shares Return Before Taxes             34.67%

Return After Taxes on Distributions(1)          21.32%

Return After Taxes on Distributions
  and Sale of Fund Shares(1)                    20.95%
------------------------

Standard and Poor's 500 Stock Index(2)         (11.89%)

NASDAQ Composite Index(3)                      (20.82%)

(1) After-tax returns are shown for Investor Shares of the Fund only. After-tax returns for Service Shares of the Fund will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

      The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2) The Standard & Poor's 500 Stock Index is an unmanaged index consisting of the common stocks of 500 publicly traded U.S. companies. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and SmallCap stocks. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                  Investor Shares     Service Shares
                                  ---------------     --------------

Maximum Sales Charge (Load)               None                None
Maximum Deferred Sales Charge (Load)      2.00(1)             None
Maximum Sales Charge (Load)
 Imposed on Reinvested
 Dividends and Distributions              None                None
Redemption Fees (2)                       None                None
Exchange Fees (3)                         None                None

Estimated Annual Operating Expenses(expenses that are deducted from Fund assets)

                                   Investor Shares     Service Shares
                                   ---------------     --------------

Advisory Fee(4)                           1.25%               1.25%
Distribution (12b-1) Fees                 None                0.75%
Service Fees                              0.25%               0.25%
Other Expenses                           16.99%              16.99%(5)
                                         ------              ------
Total Annual Fund Operating Expenses     18.49%              19.24%
Fee Waiver and/or Expense
  Reimbursements(6)                      16.49%              16.49%
                                         ------              ------
Net Expenses                              2.00%               2.75%

(1) A 2.00% fee is charged on shares held less than three hundred sixty(360)days.

(2) A shareholder electing to redeem shares by telephone request may be charged $10 for each such redemption request.

(3)   A shareholder may be charged a $10 fee for each telephone exchange.

(4) If the Fund significantly outperforms or under performs the Russell 3000 Index, the advisory fee may increase or decrease by up to 1% (please see section entitled "Investment Adviser" for additional information).

(5) Because the Service Shares of the Fund have not yet been offered, "Other Expenses" are based on estimated amounts for the current fiscal year.

(6) In the interest of limiting expenses of the Fund, Commonwealth Capital Management, LLC (the "Adviser") has entered into a contractual expense limitation agreement with the Fund. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses until November 30, 2002 so that the ratio of total annual operating expenses for the Fund's Investor Shares is limited to 2.00% and 2.75% for the Fund's Service Shares. The Adviser may be entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                        1 Year    3 Years    5 Years   10 Years
                        ------    -------    -------   --------

Investor  Shares        $203      $3,515     $5,994    $9,795
Service  Shares         $278      $3,672     $6,169    $9,890

                            OBJECTIVES AND STRATEGIES

The Fund's investment objective is to achieve capital appreciation. The Fund seeks to achieve its objective by investing in a non-diversified portfolio consisting primarily of common stocks or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Although the Fund will invest the majority of its assets in the common stock of U.S. issuers, the Fund may also invest in the common stock of foreign issuers in the form of American Depository Receipts ("ADRs"). To achieve the Fund's investment objective, the adviser may engage in frequent trading of the Fund's portfolio. The Fund may also engage in short-selling and in borrowing to fund the purchase of securities. The Fund's Adviser may exercise a flexible strategy in the selection of securities, and is not limited by investment style or by the issuer's location, size, market capitalization, or industry sector. The Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

The Fund may invest indirectly in foreign securities through sponsored and unsponsored ADRs. ADRs are depositary receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. Depositary receipts may not necessarily be denominated in the same currency of the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities.

The Fund may invest in companies with small market capitalizations (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established.

The Fund may invest in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant on one or a few key people, special products and techniques, limited or cyclical product lines, markets or resources or unusual developments, such as mergers, liquidations, bankruptcies or leveraged buyouts.

In addition to common stocks and securities that are convertible into common stocks, the Fund may invest in shares of closed-end investment companies which invest in securities that are consistent with the Fund's objectives and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

                                      RISKS

Stock Market Risk

The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Non-diversification

The Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

Concentration

In addition, the Fund may invest more than 25% of its assets in what may be considered a single industry sector or several closely related industries.
Accordingly, the Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent.

Leverage Risk

When the Fund borrows money to buy securities, it is engaging in a practice known as "leveraging". Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain Fund investments. If the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the NAV of the Fund's shares will decrease faster than if the Fund had not used leverage. To repay borrowing, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. Interest on borrowings is an expense the Fund would not otherwise incur.

Short Sale Risk

When the Fund sells a security short, it borrows the security in order to enter into the short sale transaction, and the proceeds of the sale may be used by the Fund as collateral for the borrowing to the extent necessary to meet margin requirements. The Fund may also be required to pay a premium to borrow the security. The Fund is also required to maintain a segregated account with a broker or a custodian consisting of cash or highly liquid securities. Until the borrowed security is replaced, the Fund will maintain this account at a level so that the amount deposited in the account, plus the collateral deposited with the broker, will equal the current market value of the securities sold short.

Foreign Investing

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

American Depositary Receipts

In addition to the risk of foreign investments applicable to the underlying securities, unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Small Companies

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following: (1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies. You should therefore expect that the value of Fund shares to be more volatile than the shares of mutual fund investing primarily in larger company stocks.

Investments in small or unseasoned companies or companies with special circumstances often involve much greater risk than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in prices.

Initial Public Offerings

The Fund seeks to participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributed to IPO investments; the impact on the Fund's performance of IPO investments will be magnified if the Fund has a small asset base. Although the IPO market in recent years has been strong, there is no guarantee that it will continue to be so or that suitable IPO's will be available and, as the Fund's assets grow, there is no guarantee that the impact of IPO investing will produce positive performance.

Portfolio Turnover

Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. It is expected that the Fund will have an annual portfolio turnover rate that may exceed 100%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Temporary Defensive Positions

When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such defensive strategies will be utilized.

Management's Discussion of Fund Performance.

The Fund commenced investment operations on January 1, 2001. During the period from January 1, 2001 (the commencement of investment operation) through November 30, 2001, the Fund had some significant investment opportunities and was able to take advantage of them despite the overall negative movement in the markets which caused the major equity indices to suffer some of their largest declines in recent history. The total return for the Fund for the period January 1, 2001 (commencement of investment operations) through November 30, 2001 was 34.67%, versus (11.89%) for the Standard and Poor's 500 Stock Index (the "S&P") and (20.82%) for the NASDAQ Composite Index (the "NASDAQ"). This strong performance was attributable to the Portfolio Manager's ability to take advantage of market opportunities in volatile market sectors such as the genomics field. These investment returns were achieved by early October of 2001, after which the Fund was put in a defensive position and liquidated its investments into cash.

The Portfolio Manager feels that the economy was and continues to be sickly. With the current economic downturn, there remains a significant market risk in the price of equity securities. This sense of concern caused the Portfolio Manager to continue to maintain a defensive posture. The Portfolio Manager is optimistic that the Fund will have significant opportunities later in the current year. Until such time, the Portfolio Manager continues to believe that it is prudent to hold cash. The decision to hold cash has been justified by the flat performance for the Fund through March 31, 2002 versus 0.27% for the S&P and (5.30%) for the NASDAQ.

                                   MANAGEMENT

The Company

The World Funds, Inc. was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an adviser to manage all aspects of the investments of the Fund.

Investment Adviser

Commonwealth Capital Management,  LLC, located at 1500 Forest Avenue, Suite
223, Richmond, Virginia 23229, serves as the investment adviser of the Fund. John Pasco, III, Chairman of the Board of the Company, owns 100% of the Adviser, and is its President, Treasurer and a Director. The Adviser is a newly formed company and currently its only client is the Fund. Although the Adviser, as a new company, has had no experience managing a mutual fund prior to managing the Fund, the owner of the Adviser has had significant experience in management of mutual funds and other pooled investment vehicles in the U.S. and Europe.

The Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities, and maintains related records.

Stephen Goddard serves as the portfolio manager of the Fund and is responsible for the day-to-day management of the Fund's investment portfolio. Mr. Goddard is an employee of the Adviser and its affiliates. Mr. Goddard has served as portfolio manager of the Fund since October, 2001. He has also served as the portfolio manager of another series of the Company, The New Market Fund, since its inception on October 1, 1998. Mr. Goddard has fourteen years experience in senior portfolio management, security analysis and finance.

For the advisory services provided by the Adviser to the Fund, the Adviser is entitled to receive a base advisory fee payable monthly and calculated at the annual rate of 1.25% of the Fund's daily net assets (the "Base Fee"). The Base Fee will be adjusted each month if the investment performance of the Fund exceeds or fails to meet certain performance criteria. The maximum increase or decrease in the fee to be paid during each succeeding month will be 1.00% per annum, in steps of 0.25%. No increase or decrease will occur unless the Fund outperforms or under-performs the specified index by more than 2.00% per annum.

The performance of the Fund will be measured against the performance of the Russell 3000 Index (the "Index"). Once the performance of the Fund for the preceding twelve-month period exceeds the performance of the Index by 2.00% the monthly fee will increase by 0.25% per annum for each additional percentage point in excess of 2.00%. Likewise, once the performance of the Fund lags the performance of the Index by 2.00% the monthly fee will be decreased by 0.25% per annum for each additional percentage point the investment record of the Index exceeds the performance of the Fund. This adjustment is referred to as the "Fee Adjustment." The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to the Adviser will be 2.25% of average daily net assets and the minimum annual fee will be 0.25%. During the first twelve months of operations, the advisory fee was charged at the Base Fee of 1.25% with no performance adjustment. However, during the Fund's fiscal year ended November 30, 2001, the Adviser waived all investment advisory fees due from the Fund.

In determining the Fee Adjustment, if any, applicable during any month, the Adviser will compare the investment performance of the Fund for the twelve-month period ending on the last day of the prior month (the "Performance Period") to the investment record of the Index during the Performance Period. The investment performance of the Fund will be determined by adding together (1) the change in the NAV during the Performance Period; (2) the value of cash distributions made by the Fund to shareholders to the end of the Performance Period; and (3) the value of capital gains per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the performance Period. The investment record of the Index will be determined by adding together (1) the change in the level of the Index during the Performance Period; and (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period, and will be expressed as a percentage of the Index at the beginning of such period.

After it determines any Fee Adjustment, the Fund will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Fee Adjustment by the average daily net assets of the Fund during the Performance Period and dividing that number by the number of days in the Performance Period. The advisory fee is accrued daily and paid monthly.

The following table illustrates the calculation of the fee rates if the Fund outperforms the Russell 3000 Index:

Performance over
Russell 3000 Index        Advisory Fee
-------------------       ------------

      2.00%               1.25% (no increase in Base Fee)
      4.00%               1.50%
      6.00%               1.75%
      8.00%               2.00%
     10.00%               2.25%

The following table illustrates the calculation of the fee rate if the Fund under performs the Russell 3000 Index:

Performance under
Russell 3000 Index        Advisory Fee
------------------        ------------

      2.00%               1.25% (no decrease in Base Fee)
      4.00%               1.00%
      6.00%               0.75%
      8.00%               0.50%
     10.00%               0.25%

The Russell 3000 Index consists of 3,000 stocks, primarily issued by U.S. companies that includes issues of all sizes, from large to small capitalization companies. The Index is not managed; therefore, its performance does not reflect management fees and other expenses associated with the Fund.

If the directors determine at some future date that another securities index is a better representative of the composition of the Fund than is the Russell 3000 Index, the directors may change the securities index used to compute the Fee Adjustment. If the directors do so, the new securities index (the "New Index") will be applied prospectively to determine the amount of the Fee Adjustment. The Index will continue to be used to determine the amount of the Fee Adjustment for that part of the Performance Period prior to the effective date of the New Index. A change in the Index will be submitted to shareholders for their approval unless the U. S. Securities and Exchange Commission (the "SEC") determines that shareholder approval is not required.

The amount the Fund will pay to the Adviser in performance fees is not susceptible to estimation, since it depends upon the future performance of the Fund and the Index.

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Fund. The Adviser has agreed to waive or limit its fees and to assume other expenses so that the ratio of total operating expenses of Investor Shares of the Fund is limited to 2.00% and 2.75% for Service Shares of the Fund until November 30, 2002. The limit does not apply to interest, taxes, brokerage commissions, and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Shares are bought, sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. ADRs will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund.

                                PURCHASING SHARES

Classes of Shares

You may purchase Investor Shares or Service Shares directly from First Dominion Capital Corp. (the "Distributor") by telephoning (800) 776-5455, through brokers or dealers who are authorized by the Distributor to sell shares of the Fund, or through an authorized firm, such as a registered investment adviser, a bank or a trust company. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. The minimum initial investment in the Fund is $5,000 and additional investments must be in amounts of $100 or more. The Fund retains the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers.

The Fund has adopted a shareholder service plan. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, such as: 1) receiving and processing shareholder orders; 2) performing the accounting for the shareholder's account; 3) maintaining retirement plan accounts;  4) answering  questions and handling  correspondence  for  individual accounts; 5) acting as the sole shareholder of record for individual shareholders; 6) issuing shareholder reports and transaction confirmations; 7) executing daily investment "sweep" functions; and 8) furnishing investment advisory services.

Because the Fund adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of the shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Fund will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm's customers.

The Fund does not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Fund and any compensation the authorized firm may receive directly from its clients.

Purchases By Mail

For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent"), 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1  Fees

The Board of Directors has adopted a Plan of Distribution for the Fund's Service Shares pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the Distributor. The Service Shares of the Fund may pay distribution fees (the "Rule 12b-1 Fee") at an annual rate of up to 0.75% of the average daily net assets of the Service Shares. (The Fund also has in effect a shareholder services plan under which each class of shares of the Fund may pay a fee of up to 0.25% to pay for certain shareholder services provided by institutions that have agreements with the Distributor to provide those services.) The Fund may pay Rule 12b-1 Fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 Fee was paid because of the Fund's expense limitation agreement. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the transfer agent receives the redemption request in proper order, less the 2.00% contingent deferred sales charge on Investor Shares held for less than 360 days. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service fee at any time without prior notice.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The  following  institutions  are  acceptable  signature  guarantors:   (1)
participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small  Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $5,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $5,000. If you bring your account balance above $5,000 during this time period, no account fee or involuntary redemption will occur. The Fund will not close your account if it falls below $5,000 solely because of a market decline. The Company reserves the right to waive this fee.

Automatic  Investment  Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange  Privileges

You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Each account must meet the minimum investment requirements. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Fund's Investor Shares for the period of the Fund's operations. As of the date of this prospectus, the Service Shares of the Fund had not yet commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Investor Shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the Statement of Additional Information (the "SAI"). Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD - Investor Shares
------------------------------------------------------------------------

                                               Period ended
                                               November 30, 2001*
                                               ------------------

Per Share Operating Performance
Net asset value, beginning of period                $ 20.00
                                                    -------
Income from investment operations-
           Net investment loss                        (0.35)
      Net realized and unrealized
           gain on investments                         7.31
                                                    -------
      Total from investment operations                 6.96
                                                    -------
Net asset value, end of period                      $ 26.96
                                                    =======
Total Return                                          34.79%
Ratios/Supplemental Data
      Net assets, end of period (000's)                $221
Ratio to average net assets (A)
Expenses                                               2.00%**
Net investment loss                                   (1.25%)**

Portfolio turnover rate                              683.55%

* Commencement of operation was January 1, 2001.

**   Annualized

(A) Expense reimbursements reduced the expense ratio and increased net investment income ratio by 16.49% for the for the period ended November 30, 2001. You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's
SAI dated June 4, 2002, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

                             THE WORLD FUNDS, INC.
                        1500 FOREST AVENUE, SUITE 223,
                           RICHMOND, VIRGINIA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                                   Newby Fund

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the Newby Fund, dated June 4, 2002. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the fiscal period ended November 30, 2001 and the unqualified report of Tait, Weller and Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the period ended November 30, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525.





The date of this SAI is June 4, 2002

                                TABLE OF CONTENTS                           PAGE
                                                                            ----
General Information
Investment Objective
Strategies and Risks
Investment Restrictions
Management of the Company
Principal Securities Holders
Investment Adviser and Advisory Agreement
Management-Related Services
Portfolio Transactions
Capital Stock and Dividends
Plan of Distribution
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to Newby Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is currently authorized to issue two classes of shares:
Investor Shares, with a contingent deferred sale charge imposed on redemptions made within three hundred sixty (360) days of purchase; and Service Shares, with no sales charges but with a distribution (12b-1) fee. The Fund is a "non-diversified" series as that term is defined in the 1940 Act.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The  following  information   supplements  the  discussion  of  the  Fund's
investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

                              INVESTMENT OBJECTIVES

The Fund's investment objective is capital appreciation. All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

Under normal circumstances, the Fund will invest at least 65% of its net assets in common stocks or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock.

The  following   discussion  of  investment   techniques  and   instruments
supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

                               INVESTMENT PROGRAMS

Warrants

The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid  Securities

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

American Depositary Receipts

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

European Currency

Many European countries have adopted a single European currency,  the Euro.
On January 1,1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. On January 1, 2002, many national currencies were replaced by Euro coins and bank notes.

This change is likely to significantly  impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Debt Securities

The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which the investment adviser believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally regarded as having adequate capacity to pay interest and repay principal.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

The market values of debt securities are influenced primarily by credit risk and interest rate risk. Credit risk is the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities. Generally, the market values of fixed-rate debt securities vary inversely with the changes in prevailing interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations.

Temporary Defensive Positions

When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies.

The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

U.S. Government Securities

The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a fund.

The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Restricted Securities

The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the investment adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Options

The Fund may purchase put and call options and engage in the writing of covered call options and put options on securities that meet the Fund's investment criteria, and may employ a variety of other investment techniques, such as options on futures. The Fund will engage in options transactions only to hedge existing positions, and not for purposes of speculation or leverage. As described below, the Fund may write "covered options" on securities in standard contracts traded on national exchanges, or in individually-negotiated contracted traded over-the-counter for the purpose of receiving the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Buying Call and Put Options. The Fund may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Fund intends to purchase.

Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

The Fund may purchase put options. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options. The Fund may write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.

As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Thus, during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Fund's ability to close out options it has written.

The Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period.

If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to the Fund's ability to close out options it has written.

The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that the Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

The Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Writing Over-the-Counter ("OTC") Options. The Fund may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price.

However, OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.

Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The staff of the U. S. Securities and Exchange Commission (the "SEC") has been deemed to have taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities. The Fund will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Fund.

Futures Contracts

Even though the Fund has no current intention to invest in futures contracts, the Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. The Fund will amend its Prospectus before engaging in such transactions.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

The Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin".

Thereafter, the Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. The Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

To the extent the Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

Risks Associated With Options and Futures. Although the Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, the Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. The Fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of the Fund's portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund's initial investment in such a contract.

Successful use of futures contracts depends upon the investment adviser's ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the investment adviser's judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on the Fund's strategies for hedging its securities.

Other Investments

The directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies  and  Restrictions

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

1)    invest in companies for the purpose of exercising management or control;

2) invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

3)    purchase or sell commodities or commodity contracts;

4)    invest  in  interests  in  oil,  gas,  or  other  mineral   exploration
      or development programs;

5) issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666);

6) act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

7) participate on a joint or a joint and several basis in any securities trading account;

8) purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

9) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

10) make loans, except that the Fund may lend securities, and enter into repurchase agreements secured by U.S. Government Securities; and

In applying the fundamental policy concerning concentration:

The percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

               (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

               (ii) technology  companies  will be  divided  according  to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

               (iii)utility   companies  will  be  divided  according  to  their
                    services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental  Policies  and  Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1)    Invest more than 15% of its net assets in illiquid securities; or

2)    Engage in arbitrage transactions.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. As of December 31, 2001, each director serves as a director for all funds within the Company. The director who is considered an "interested person", as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

                            MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. As of December 31, 2001, each director serves as a director for all funds within the Company. The director who is considered an "interested person", as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

============================================================================
Name, Address   Position(s)    Number    Principal              Other
and Age         Held With      of Funds  Occupation(s) During   Directorships
                Company and    in        the Past 5 Years       by
                Tenure         Company                          Directors
                               Overseen                         and Number
                                                                of Funds
                                                                in the
                                                                Complex
                                                                Overseen
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Interested Directors:
----------------------------------------------------------------------------
----------------------------------------------------------------------------
John Pasco,     Chairman,      8         Mr. Pasco is           Vontobel
III (1)         Director and             Treasurer and a        Funds,
--------------- Treasurer                Director of            Inc.--3
1500 Forest     since May,               Commonwealth           Funds
Avenue          1997                     Shareholder Services,
Richmond, VA                             Inc., ("CSS"), the
23229                                    Company's
(55)                                     Administrator, since
                                         1985; President and Director of First
                                         Dominion Capital Corp., ("FDCC"), the
                                         Company's underwriter; Director and
                                         shareholder of Fund Services, Inc., the
                                         Company's Transfer and Disbursing Agent
                                         since 1987; President and Treasurer of
                                         Commonwealth Capital Management, Inc.
                                         since 1983 which also owns an interest
                                         in the investment manager of The New
                                         Market Fund and an interest in the
                                         investment adviser to the Third
                                         Millennium Russia Fund, two other funds
                                         of the Company; President of
                                         Commonwealth Capital Management, LLC,
                                         since December, 2000, which serves as
                                         the investment adviser to the Newby
                                         Fund; Shareholder of Commonwealth Fund
                                         Accounting, Inc., which provides
                                         bookkeeping services; and Chairman,
                                         Director and Treasurer of Vontobel
                                         Funds, Inc., a registered investment
                                         company, since March, 1997. Mr. Pasco
                                         is also a certified public accountant.
============================================================================

============================================================================
Name, Address   Position(s)    Number    Principal              Other
and Age         Held With      of Funds  Occupation(s) During   Directorships
                Company and    in        the Past 5 Years       by
                Tenure         Company                          Directors
                               Overseen                         and Number
                                                                of Funds
                                                                in the
                                                                Complex
                                                                Overseen
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Non-Interested Directors:
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Samuel Boyd,    Director       8         Mr. Boyd is Manager    Vontobel
Jr.             since May,               of the Customer        Funds,
10808 Hob Nail  1997                     Services Operations    Inc.-- 3
Court Potomac,                           and Accounting         Funds
MD 20854                                 Division of the
(60)                                     Potomac Electric
                                         Power Company since
                                         August, 1978; and
                                         Director of Vontobel
                                         Funds, Inc., a
                                         registered investment
                                         company, since March,
                                         1997.  Mr. Boyd is
                                         also a certified
                                         public accountant.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
William E.      Director       8         Mr. Poist is a         Vontobel
Poist           since May,               financial and tax      Funds,
5272 River Road 1997                     consultant through     Inc.-- 3
Bethesda, MD                             his firm Management    Funds
20816                                    Consulting for
(64)                                     Professionals since
                                         1968; Director of
                                         Vontobel Funds, Inc.,
                                         a registered
                                         investment company,
                                         since March, 1997.
                                         Mr. Poist is also a
                                         certified public
                                         accountant.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Paul M.         Director       8         Mr. Dickinson is       Vontobel
Dickinson       since May,               President of Alfred    Funds,
8704            1997                     J. Dickinson, Inc.     Inc.-- 3
Berwickshire                             Realtors since April,  Funds
Drive                                    1971; and Director of
Richmond, VA                             Vontobel Funds, Inc.,
23229                                    a registered
(53)                                     investment company,
                                         since March, 1997.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Officers:
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*F. Byron       Secretary      N/A       Mr. Parker is          N/A
Parker, Jr.     since May,               Secretary of CSS and
8002 Discovery  1997                     FDCC since 1986;
Drive                                    Secretary of Vontobel
Suite 101                                Funds, Inc., a
Richmond, VA                             registered investment
23229                                    company, since March,
(57)                                     1997; and partner in
                                         the law firm Mustian
                                         and Parker.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*Jane H.        Vice           N/A       Ms. Williams is the    N/A
Williams        President of             President of Sand
3000 Sand Hill  the Company              Hill Advisors, Inc.
Road            and President            since August, 2000
Suite 150       of the Sand              and was the Executive
Menlo Park, CA  Hill                     Vice President of
94025           Portfolio                Sand Hill Advisors,
(52)            Manager Fund             Inc.  since 1982.
                series since
                May, 1997
----------------------------------------------------------------------------
----------------------------------------------------------------------------
* Leland H.     President of   N/A       Mr. Faust is           N/A
Faust           the CSI                  President of CSI
One Montgomery  Equity Fund              Capital Management,
St.             series and               Inc. since 1978.  Mr.
Suite 2525      the CSI Fixed            Faust is also a
San Francisco,  Income Fund              partner in the law
CA 94104        series since             firm Taylor & Faust
(54)            October, 1997            since September, 1975.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
* Franklin A.   Vice           N/A       Mr. Trice is           N/A
Trice, III      President of             President of Virginia
P. O. Box 8535  the Company              Management Investment
Richmond, VA    and President            Corp. since May,
23226-0535      of the New               1998; and a
(37)            Market Fund              registered
                series since             representative of
                October, 1998            FDCC, the Company's
                                         underwriter since
                                         September, 1998.  Mr.
                                         Trice was a broker
                                         with Scott &
                                         Stringfellow from
                                         March, 1996 to May,
                                         1997 and with
                                         Craigie, Inc. from
                                         March, 1992 to
                                         January, 1996.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
* John T.       Vice           N/A       President of Third     N/A
Connor, Jr.     President of             Millennium Investment
1185 Avenue of  the Company              Advisors, LLC since
the Americas,   and President            April 1998; and
32nd Floor      of the Third             Chairman of ROSGAL
New York, NY    Millennium               Insurance since 1993.
10036           Russia Fund
(60)            series since
                October, 1998
----------------------------------------------------------------------------
----------------------------------------------------------------------------
* Steven T.     Vice           N/A       Mr. Newby is           N/A
Newby           President of             President of Newby &
555 Quince      the Company              Co., a NASD
Orchard Rd      and President            broker/dealer since
Suite 610       of the                   July, 1990; and
Gaithersburg,   GenomicsFund.com         President of xGENx,
MD 20878        series since             LLC since November,
(54)            March, 2000              1999.
============================================================================

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company; (4) he owns FDCC, the principal underwriter of the Company; and
      (5) he owns or controls the Company's various service providers.

      Each Director holds office for an indefinite term and until the earlier of: the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a Director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each Officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

      The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended November 30, 2001, the Audit Committee met three times.

      The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended November 30, 2001, the Nominating Committee did not meet.

As of December 31, 2001 the directors beneficially owned the following dollar range of equity securities in the Fund:

------------------------------------------------------------------------
                                                Aggregate Dollar Range
                                                of
                         Dollar Range of        Equity Securities in
Name of Director         Equity                 All Funds of the
                         Securities in the      Company Overseen by
                         Fund                   the Director
------------------------------------------------------------------------
------------------------------------------------------------------------
John Pasco, III          $10,001-$50,000        Over $100,000
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd              None                   $10,001-$50,000
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul Dickinson           $0-$10,000             $10,001-$50,000
------------------------------------------------------------------------
------------------------------------------------------------------------
William Poist            $0-$10,000             $10,001-$50,000
------------------------------------------------------------------------

Approval of the Investment Advisory Agreement.

The Board of Directors of the Company most recently approved the terms and conditions of the investment advisory agreement between the Company, on behalf of the Fund, and Commonwealth Capital Management, LLC ("the Adviser") at a meeting on August 9, 2001. At the meeting, the directors considered the proposal to change the Fund's then existing investment advisory arrangements. With respect to the approval of the New Advisory Agreement, the directors considered, among other things: (i) the terms and conditions of the New Advisory Agreement, including the fact that the New Advisory Agreement was substantially the same as the Current Advisory Agreement; (ii) the proposed fees, noting that both were the same as those currently in place for the Fund; (iii) the fact that affiliates of the Adviser currently provided administrative services, transfer agency and dividend disbursing services, fund accounting and underwriting services to the Fund, and any fees received by the affiliates under those arrangements; (iv) the fact that John Pasco, III, Chairman of the Board and an officer of the Company was an affiliated person of the Adviser, the Fund's administrator, transfer agent and dividend disbursing agent, fund accounting agent and principal underwriter, and could benefit by the new contractual arrangements; (v) the nature, quality and extent of the services provided under the Current Advisory Agreement and the representation that services under the New Advisory Agreement would be the same; (vi) the fact that the Adviser intended to employ the Sub-Adviser; (vii) information concerning the Adviser and the Sub-Adviser, including information on the qualifications and experience of the portfolio manager and his investment management style; (viii) the code of ethics of the Adviser; (ix) information on the profitability of the Adviser; and
(x) the recommendation of xGENx, LLC, the Fund's then current investment adviser.

The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr.
Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

For the fiscal year ended November 30, 2001, the directors received the following compensation from the Company:

------------------------------------------------------------------------
                   Aggregate         Pension or
                                     Retirement
                   Compensation      Benefits         Total
Name and Position  From the Fund     Accrued as Part  Compensation
Held               for Fiscal Year   of Fund Expenses from the
                   Ended                              Company(2)
                   Nov. 30, 2001(1)
------------------------------------------------------------------------
------------------------------------------------------------------------
John Pasco, III,   $-0-              N/A              $-0-
Chairman
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd, Jr.,  $1,750            N/A              $15,750
Director
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul M.            $1,750            N/A              $15,750
Dickinson,
Director
------------------------------------------------------------------------
------------------------------------------------------------------------
William E. Poist,  $1,750            N/A              $15,750
Director
------------------------------------------------------------------------

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended November 30, 2001.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Sales Loads

This fund does not currently charge sales loads.

Policies concerning personal investment activities

The Fund, the Adviser and the principal underwriter have each adopted a Codes of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of March 31, 2002, the following persons beneficially owned shares of the Fund in the following amounts:

Name and Address               Number of Shares          Percentage of Fund
----------------               ----------------          ------------------

Commonwealth Capital Management     1,334.076                 79.79%
1500 Forest Avenue
Richmond, Virginia 23229

William Poist                         204.494                 12.23%
1500 Forest Avenue
Richmond, Virginia 23229

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

Commonwealth Capital Management,  LLC, located at 1500 Forest Avenue, Suite
223, Richmond, Virginia 23229, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). After the initial term of two years, the Advisory Agreement may be renewed annually provided such renewal is approved annually by: 1) the Company's directors; or 2) by a majority vote of the outstanding voting securities of the Fund and, in either case, by a majority of the directors who are not "interested persons" of the Company. The Advisory Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by:
(i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

For the period from January 1, 2001 (commencement of operations) through August 9, 2001, xGENx, LLC ("xGENx") served as the investment adviser for the Fund. For the period from August 9, 2001 through October 2, 2001, xGENx served as the sub-adviser for the Fund.

Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also bears the cost of fees, salaries and other remuneration of The World Funds' directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

For the advisory services provided by the Adviser to the Fund, the Adviser is entitled to receive a base advisory fee payable monthly and calculated at the annual rate of 1.25% of the Fund's daily net assets (the "Base Fee"). The Base Fee will be adjusted each month if the investment performance of the Fund exceeds or fails to meet certain performance criteria. The maximum increase or decrease in the fee to be paid during each succeeding month will be 1.00% per annum, in steps of 0.25%. No increase or decrease will occur unless the Fund outperforms or under-performs the specified index by more than 2.00% per annum.

The performance of the Fund will be measured against the performance of the Russell 3000 Index (the "Index"). Once the performance of the Fund for the preceding twelve-month period exceeds the performance of the Index by 2.00% the monthly fee will increase by 0.25% per annum for each additional percentage point in excess of 2.00%. Likewise, once the performance of the Fund lags the performance of the Index by 2.00% the monthly fee will be decreased by 0.25% per annum for each additional percentage point the investment record of the Index exceeds the performance of the Fund. This adjustment is referred to as the "Fee Adjustment." The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to the Adviser will be 2.25% of average daily net assets and the minimum annual fee will be 0.25%. During the first twelve months of operations, the advisory fee will be charged at the Base Fee of 1.25% with no performance adjustment. In addition, for the period January 1, 2001 (commencement of operations) through November 30, 2001, the Adviser (an the predecessor adviser, xGENx) waived the entire investment advisory fee of $2,863. During that same period and in connection with expense limitation agreements in place for the Fund, the Adviser (and the predecessor adviser, xGENx) waived fees and reimbursed expenses of $37,777 in order to keep the total operating expenses of the Investor Shares at 2.00% of average net assets.

In determining the Fee Adjustment, if any, applicable during any month, the Adviser will compare the investment performance of the Fund for the twelve-month period ending on the last day of the prior month (the "Performance Period") to the investment record of the Index during the Performance Period. The investment performance of the Fund will be determined by adding together (1) the change in the NAV during the Performance Period; (2) the value of cash distributions made by the Fund to shareholders to the end of the Performance Period; and (3) the value of capital gains per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the performance Period. The investment record of the Index will be determined by adding together (1) the change in the level of the Index during the Performance Period; and (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period, and will be expressed as a percentage of the Index at the beginning of such period.

After it determines any Fee Adjustment, the Fund will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Fee Adjustment by the average daily net assets of the Fund during the Performance Period and dividing that number by the number of days in the Performance Period. The advisory fee is accrued daily and paid monthly.

The following table illustrates the calculation of the fee rates if the Fund outperforms the Russell 3000 Index:

Performance over
Russell 3000 Index             Advisory Fee
------------------             ------------

      2.00%                    1.25% (no increase in Base Fee)
      4.00%                    1.50%
      6.00%                    1.75%
      8.00%                    2.00%
     10.00%                    2.25%

The following table illustrates the calculation of the fee rate if the Fund under performs the Russell 3000 Index:

Performance under
Russell 3000 Index             Advisory Fee
------------------             ------------

      2.00%                    1.25% (no decrease in Base Fee)
      4.00%                    1.00%
      6.00%                    0.75%
      8.00%                    0.50%
     10.00%                    0.25%

The Russell 3000 Index consists of 3,000 stocks, primarily issued by U.S. companies, that includes issues of all sizes, from large to small capitalization companies. The Index is not managed; therefore, its performance does not reflect management fees and other expenses associated with the Fund.

If the directors determine at some future date that another securities index is a better representative of the composition of the Fund than is the Russell 3000 Index, the directors may change the securities index used to compute the Fee Adjustment. If the directors do so, the new securities index (the "New Index") will be applied prospectively to determine the amount of the Fee Adjustment. The Index will continue to be used to determine the amount of the Fee Adjustment for that part of the Performance Period prior to the effective date of the New Index. A change in the Index will be submitted to shareholders for their approval unless the U. S. Securities and Exchange Commission (the "SEC") determines that shareholder approval is not required.

The amount the Fund will pay to the Adviser in performance fees is not susceptible to estimation, since it depends upon the future performance of the Fund and the Index.

                           MANAGEMENT-RELATED SERVICES

Administration

Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $50 million of average daily net assets of the Fund; and 0.15% on average daily net assets of the Fund in excess of $50 million, subject to a minimum amount of $15,000 per year for a period of two years from the date of the administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. For the period from January 1, 2001 (commencement of operations) through November 30, 2001, CSS received $459 for providing administrative services to the Fund.

Custodian and Accounting Services

Pursuant to the Custodian  Agreement and Accounting  Agency  Agreement with the Company dated April 12, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston , Massachusetts 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund.

Such appointments are subject to appropriate review by the Company's directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

Transfer Agent

Pursuant to a Transfer  Agent  Agreement  with the Company,  Fund Services,
Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. There are no sales charges in connection with purchases of Fund shares. FDCC does not receive underwriting discounts and commissions, brokerage commissions or other compensation as a result of the sale of Fund shares.

Independent Accountants

The Company's independent accountants, Tait, Weller and Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed   securities  are  generally   traded  on  their  principal
exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely because of the receipt of research, market or statistical information.

The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

The Fund paid no brokerage commissions for the fiscal period from January 1, 2001 (commencement of operations) through November 30, 2001.

                               PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund may be 100% or more.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Twenty-five Million (25,000,000) shares for Investor Shares of the series and Twenty-five Million (25,000,000) shares for Service Shares of the series. Each share has equal dividend, voting, liquidation and redemption rights and there are no conversion or preemptive rights. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates.

                                  DISTRIBUTION

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

                              PLAN OF DISTRIBUTION

The Board of Directors has adopted a Plan of Distribution for the Fund's Service Shares pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the distributor. The fee (the "Rule 12b-1 Fee") paid to the distributor on the Service Shares is paid monthly computed at an annualized rate reflecting the average daily net assets of the Service Shares, up to a maximum of 0.75% for Service Share expenses. (The Fund also has in effect a shareholder services plan under which the Fund may pay a fee of up to 0.25% to pay for certain shareholder services provided by institutions that have agreements with a distributor of shares to provide those services.) The Company may pay Rule 12b-1 Fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 Fee was paid because of this limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. As of the date of this SAI, the Service Shares of the Fund had not yet commenced operations. Accordingly, no Rule 12b-1 Fees were paid during the period.

                            SHAREHOLDER SERVICES PLAN

Investors can purchase either Investor Shares directly, or Service Shares through an authorized firm, such as a registered investment adviser, a bank or a trust company. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders.

Because the Fund adopted the shareholder services plan to compensate authorized firms for providing the types of services, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of the shareholder services plan.

Rule 18f-3 Plan

At a meeting held on April 14, 2000, the Directors adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another fund

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution.

Your   authorized   institution  is  responsible   for   transmitting   all
subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Selling Shares

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order, less any contingent deferred sales charge applicable to Investor Shares redeemed with three hundred sixty (360) days of purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts

Due to the relative higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $5,000. Shareholders will receive thirty (30) days written notice to increase the account value above $5,000 before the fee is to be deducted. If you bring your account balance above $5,000 during this time period, no account fee or involuntary redemption will occur. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account

The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the prospectus to open your account.

Telephone Transactions

You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The  Company  employs  reasonable   procedures   designed  to  confirm  the
authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans

Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

                                   TAX STATUS

Distributions of Net Investment Income

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income.
Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund. The Fund has a capital loss carryforward of $412,852 available to offset future capital gains, if any. Of this amount, $15,038 expires in 2008 and $397,814 expires in 2009.

Effect of Foreign Investments on Distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of its previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of its total assets at the end of the fiscal year are invested in securities of foreign corporations, it may elect to pass-through to you your pro rata share of foreign taxes paid by it. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Investment in Complex Securities

The Fund may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Information on the Tax Character of Distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pay no federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements

To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31, and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations

Because the Fund's income includes corporate dividends,  if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                          6
           Yield= 2[(a-b+1) -1]
                     ---
                     cd

Where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average daily number of shares outstanding during the period that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.

Total Return Performance

Total return quotations used by the Fund are based upon standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

                 n
           P(1+ T) = ERV

Where:

P     =    a hypothetical initial payment $1,000
T     =    average annual total return
n     =    number of years (l, 5 or 10)
ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

As of the date of this SAI, the Service Shares of the Fund had not yet commenced operations. Accordingly, no performance information is provided. Based on the foregoing, the average annual returns (before taxes) for the Investor Shares of the Fund for the periods indicated would be:

      One Year       Five Years     Ten Years       Since
      Period Ended   Period Ended   Period Ended    Inception to
      11/30/2001     11/30/2001     11/30/2001      11/30/2001 (1)
      ----------     ----------     -----------     --------------

      N/A            N/A            N/A             34.80%

(1)   Commencement of operations was January 1, 2001.

The "average annual total returns (after taxes on distributions)" and "average annual total returns (after taxes on distributions and redemptions)" for the Investor Shares of the Fund are included in the prospectus.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rte for short-term capital gains distributions and long-term capital gain rte for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax laws. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average   annual  total  return   (after   taxes  on   distributions   and
redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rte for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times,
Financial World, Financial Services Week, USA Today and other national or regional publications.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                             THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal period ended November 30, 2001 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                           PART C - OTHER INFORMATION

ITEM 23.   Exhibits

(a)   Articles of Incorporation.

      (1)  Articles of Incorporation of The World Funds, Inc.(the
           "Registrant") dated May 8, 1997, as filed with the State of Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997 are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the U.S. Securities and Exchange Commission (the "SEC") on December 26, 2001 ("PEA No. 19").

      (2) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI Equity Fund and the CSI Fixed Income Fund are incorporated herein by reference to Exhibit No. 23(a)(2) of PEA No. 19.

      (3) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and The New Market Fund are incorporated herein by reference to Exhibit No. 23(a)(3) of PEA No. 19.

      (4) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000 are incorporated herein by reference to Exhibit No. 23(a)(4) of PEA No. 19.

      (5) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating GenomicsFund.com are incorporated herein by reference to Exhibit No. 23(a)(5) of PEA No. 19.

      (6) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the Global e Fund are incorporated herein by reference to Exhibit No. 23(a)(6) of PEA No. 19.

      (7) Articles Supplementary dated April 14, 2000, as filed with the State of Maryland on June 2, 2000, creating the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(2)(f) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on May 12, 2000 ("PEA No. 11").

      (8) Articles Supplementary dated May 24, 2000, as filed with the State of Maryland on June 6, 2000, increasing the authorized shares of the Registrant from 500,000,000 to 750,000,000, are incorporated herein by reference to Exhibit No. 23(a)(2)(g) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on August 18, 2000 ("PEA No. 12").

      (9) Articles Supplementary dated October 4, 2000, as filed with the State of Maryland on October 5, 2000, reclassifying shares of the Global e Fund into Class A and Class B Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(h) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 25, 2000 ("PEA No. 13").

      (10) Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating the Newby Fund (formerly known as "Newby's Ultra Fund") are incorporated herein by reference to Exhibit No. 23(a)(10) of PEA No. 19.

      (11) Articles of Amendment dated January 10, 2001, as filed with the State of Maryland on January 30, 2001, changing the name of Newby's Ultra Fund to the Newby Fund, are incorporated herein by reference to Exhibit No. 23(a)(3)(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on March 13, 2001 ("PEA
           No. 15").

      (12) Articles of Amendment dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, renaming the existing classes of shares of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class Y Shares, are incorporated herein by reference to Exhibit No. 23(a)(3)(b) of PEA No. 15.

      (13) Articles Supplementary dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, reclassifying certain of the authorized but unissued shares of the existing class of shares of each of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class A, Class B and Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(j) of PEA No. 15.

     (14) Articles of Amendment dated June 8, 2001, as filed with theState of Maryland on June 11, 2001, changing the name of the CSI Equity Fund Class B Shares to CSI Equity Fund Institutional Shares are incorporated herein by reference to Exhibit No. 23(a)(14) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on February 7, 2002 ("PEA No. 21").


     (15) Articles Supplementary dated January 18, 2002, as filed with the State of Maryland on January 22, 2002, dissolving the Monument EuroNet Fund are incorporated herein by reference to Exhibit No. 23(a)(15) of PEA No. 21.

(b)   By-Laws.

      The By-Laws of the Registrant are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(c)   Instruments Defining Rights of Security Holders.

      See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19; and Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(d)   Investment Advisory Contracts.

      (1) Investment Advisory Agreement dated October 25, 2000 between Sand Hill Advisors, Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of PEA No. 19.

      (2) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(2) of PEA No. 19.

      (3) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(d)(3) of PEA No. 19.

      (4) Investment Advisory Agreement dated March 1, 2000 between xGENx, LLC and the Registrant on behalf of GenomicsFund.com is incorporated herein by reference to Exhibit No. 23(d)(6) of PEA No. 11.

      (5)  The New Market Fund.

           (a) Investment Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255) as filed with the SEC on December 30, 1998 ("Amendment No. 5").

           (b) Sub-Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and The London Company of Virginia on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5.

      (6) Investment Advisory Agreement dated December 21, 1999 between Third Millennium Investment Advisors, LLC and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(d)(8) of PEA No. 19.

      (7)  Newby Fund.

           (a) Investment Advisory Agreement dated December 12, 2000 between xGENx, LLC and the Registrant on behalf of the Newby Fund are incorporated herein by reference to Exhibit No. 23(d)(9)(a) of PEA No. 21.

           (b) Investment Advisory Agreement dated August 9, 2001 between Commonwealth Capital Management, LLC ("CCM") and Registrant on behalf of the Newby Fund are incorporated herein by reference to Exhibit No. 23(d)(9)(b)of PEA No. 21.

           (c) Sub-Advisory Agreement dated August 9, 2001 between CCM and xGENx, LLC on behalf of the Newby Fund are incorporated herein by reference to Exhibit No. 23(d)(9)(c) of PEA No. 21.

(e)   Underwriting Contracts.

      (1) Distribution Agreement dated August 19, 1997 between First Dominion Capital Corp. ("FDCC") and the Registrant on behalf of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Third Millennium Russia Fund, The New Market Fund and Newby Fund is incorporated herein by reference to Exhibit No. 23(e)(1) of PEA No. 19.

(f)   Bonus or Profit Sharing Contracts.

      Not Applicable.

(g)   Custodian Agreements.

      (1) Custodian Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. ("BBH") and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Amendment No. 5.

      (2) Foreign Custody Manager Delegation Agreement dated June 26, 1998 between BBH and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of PEA No. 19.

 (h)  Other Material Contracts.

      (1)  Administrative Services.

           (a) Administrative Services Agreement dated August 19, 1997 between Commonwealth Shareholder Services, Inc. ("CSS") and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(a) of PEA No. 19.

           (b) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(b) of PEA No. 19.

           (c) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(c) of PEA No. 19.

           (d) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(5) of Amendment No. 5.

           (e) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(6) of Amendment No. 5.

           (f) Administrative Services Agreement dated March 1, 2000 between CSS and the Registrant on behalf of GenomicsFund.com is incorporated herein by reference to Exhibit 23(h)(2)(f) of PEA No. 11.

           (g) Administrative Services Agreement dated December 12, 2000 between CSS and the Registrant on behalf of the Newby Fund are incorporated herein by reference to Exhibit No. 23(h)(1)(h) of PEA No. 21.

      (2) Transfer Agency Agreement dated August 19, 1997 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(a) of PEA No. 19.

      (3)  Fund Accounting.

           (a) Accounting Services Agreement dated July 1, 2000 between Commonwealth Fund Accounting and the Registrant on behalf of the Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, The New Market Fund, GenomicsFund.com and Newby Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(d) of PEA No. 12.

           (b) Accounting Agency Agreement dated October 28, 1998 between BBH and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(b) of PEA No. 19.

      (4)  Expense Limitation Agreements.

           (a) Expense Limitation Agreement dated March 1, 2000 between xGENx, LLC and the Registrant on behalf of GenomicsFund.com is incorporated herein by reference to Exhibit No. 23(h)(4)(c) of PEA No. 19.

           (b) Expense Limitation Agreement dated August 1, 1999 between Virginia Management Investment Corporation and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 19.

           (c) Expense Limitation Agreement dated September 1, 2000 between Third Millennium Investment Advisers, LLC, Commonwealth Capital Management, Inc., FDCC, CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(g) of PEA No. 19.

           (d) Expense Limitation Agreement dated December 12, 2000 between FDCC and the Registrant on behalf of the Service Shares of the Newby Fund are incorporated herein by reference to Exhibit No. 23(h)(4)(e) of PEA No. 21.

           (e) Expense Limitation Agreement dated December 1, 2001 between Commonwealth Capital Management, LLC and the Registrant on behalf of the Newby Fund are incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 21.

(i)   Legal Opinion.

      Opinion of Counsel of Greenberg Traurig, LLP is incorporated herein by reference to Exhibit No. 23(i)of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos.
      333-29289/811-8255) as filed with the SEC on June 12, 2001.

(j)   Other Opinions.

      (1)  Consent of Tait Weller and Baker.

      (2)  Consent of Greenberg Traurig, LLP.

(k)   OMITTED FINANCIAL STATEMENTS.

      Not Applicable.

(l)   Initial Capital Agreements.

      Not Applicable.

(m)   Rule 12b-1 Plan.

      (1)  Sand Hill Portfolio Manager Fund.

           (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(a) of PEA No. 15.

           (b) The Distribution and Services Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(b) of PEA No. 15.

           (c) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(c) of PEA No. 15.

      (2)  CSI Equity Fund.

           (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(a) of PEA No. 15.

           (b) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(c) of PEA No. 15.

      (3)  GenomicsFund.com.

           (a) The Distribution Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m)(3) of PEA No. 11.

           (b) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(a) of PEA No. 15.

           (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(b) of PEA No. 15.

           (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(c) of PEA No. 15.

      (4)  The New Market Fund.

           (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(2) of Amendment No. 5.

      (5)  Third Millennium Russia Fund.

           (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(1) of Amendment No. 5.

      (6)  Newby Fund.

           (a) The Distribution Plan for Service Class Shares is incorporated herein by reference to Exhibit No. 23(m)(7)(a) of PEA No. 13.

           (b) The Shareholder Services Agreement is incorporated herein by reference to Exhibit No. 23(m)(7)(b) of PEA No. 13.

(n)   Rule 18f-3 Plan.

      (1) Rule 18f-3 Multiple Class Plan for the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(n)(3) of PEA No. 15.

      (2) Rule 18f-3 Multiple Class Plan for the CSI Equity Fund incorporated herein by reference to Exhibit No. 23(n)(4) of PEA No. 19.

      (3) Rule 18f-3 Multiple Class Plan for GenomicsFund.com is incorporated herein by reference to Exhibit No. 23(n)(5) of PEA No. 19.

      (4) Rule 18f-3 Multiple Class Plan for the Newby Fund is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 19.

(o)   Reserved.

(p)   Codes of Ethics.

      (1) The Code of Ethics of the Registrant, FDCC (the distributor for the Registrant), Virginia Management Investment Corporation (the investment adviser to The New Market Fund), The London Company of Virginia (the sub-adviser to The New Market Fund), CSI Capital Management, Inc. (the investment adviser to the CSI Equity Fund and CSI Fixed Income Fund), Commonwealth Capital Management, LLC (the investment adviser to Newby Fund) and Third Millennium Investment Advisors, LLC (the investment adviser to the Third Millennium Russia
           Fund) is incorporated herein by reference to Exhibit No. 23(p)(1) of PEA No. 11.

      (2) The Code of Ethics of Sand Hill Advisors, Inc. (the investment adviser to the Sand Hill Portfolio Manager Fund) is incorporated herein by reference to Exhibit No. 23(p)(8) of PEA No. 12.

      (3) The Code of Ethics of xGENx, LLC (the investment adviser to GenomicsFund.com and the sub-adviser to Newby Fund) is incorporated herein by reference to Exhibit No. 23(p)(5) of PEA No. 15.

(q)   Powers-of-Attorney.

      The Power-of-Attorney for each of Messrs. Samuel Boyd, Jr., Paul M. Dickenson and William E. Poist are each incorporated herein by reference to Exhibit O of Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

Item 24. Persons Controlled by or Under Common Control with the Fund.

           None.

Item 25.   Indemnification.

Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment
           Adviser.

The list required by this Item 26 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser's or sub-adviser's Form ADV listed opposite such investment adviser's or sub-adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.


Name of Investment Adviser/Sub-Adviser         Form ADV File No.

Sand Hill Advisors, Inc.                       801-17601
CSI Capital Management, Inc.                   801-14549
Third Millennium Investment Advisors, LLC      801-55720
Virginia Management Investment Corporation     801-55697
The London Company of Virginia                 801-46604
xGENx, LLC                                     801-57224
Commonwealth Capital Management, LLC           801-60040


Item 27.   Principal Underwriters.

(a)   (1)  First Dominion Capital Corp., also acts as underwriter to Vontobel
           Funds, Inc.

(b)   (1)  First Dominion Capital Corp.

           The information required by this Item 27(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by FDCC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

(c)   Not Applicable.

Item 28.   Location Of Accounts And Records.

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a)   Sand Hill Advisors, Inc.
      3000 Sand Hill Road
      Building 3, Suite 150
      Menlo Park, CA 94025
      (records relating to its function as investment adviser to the Sand Hill Portfolio Manager Fund).

(b)   CSI Capital Management, Inc.
      445 Bush Street, 5th Floor
      San Francisco, CA 94108
      (records relating to its function as investment adviser to the CSI Equity Fund and CSI Fixed Income Fund).

(c)   Third Millennium Investment Advisors, LLC
      1185 Avenue of the Americas
      New York, NY 10036
      (records relating to its function as investment adviser to the Third Millennium Russia Fund).

(d)   Virginia Management Investment Corporation
      7800 Rockfalls Drive
      Richmond, VA  23255
      (record relating to its function as investment adviser to The New Market
      Fund).

(e)   The London Company
      Riverfront Plaza, West Tower
      901 E. Byrd Street, Suite 1350A
      Richmond, VA 23219
      (records relating to its function as sub-adviser to The New Market Fund).

(f)   xGENx, LLC
      555 Quince Orchard Road, Suite 610
      Gaithersburg, MD 20878
      (records relating to its function as investment adviser to GenomicsFund.com and as sub-adviser to the Newby Fund).

(g)   Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109
      (records relating to its functions as custodian for each Fund and accounting agent to the Third Millennium Russia Fund).

(h)   Fund Services, Inc.
      1500 Forest Avenue, Suite 111
      Richmond, Virginia 23229
      (records relating to its function as transfer agent to the Funds).

(i)   Commonwealth Shareholder Services, Inc.
      1500 Forest Avenue, Suite 223
      Richmond, VA 23229
      (Registrant's Articles of Incorporation, By-Laws, Minute Books and records relating to its function as administrator to the Funds).

(j)   First Dominion Capital Corp.
      1500 Forest Avenue, Suite 223
      Richmond, VA 23229
      (records relating to its function as distributor for the Funds it services).

(k)   Commonwealth Fund Accounting, Inc.
      1500 Forest Avenue, Suite 223
      Richmond, VA 23229
      (records relating to its function as fund accounting agent for the Funds it services).

(l)   Commonwealth Capital Management, LLC
      1500 Forest Avenue, Suite 223
      Richmond, VA 23229
      (records relating to its function as investment adviser to Newby Fund).

Item 29.   Management Services.

           There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 30.   Undertakings.

           None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 23 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Richmond, and the Commonwealth of Virginia on the 4th day of June, 2002.

                               THE WORLD FUNDS, INC.

                               By:  /s/ John Pasco, III
                                  ---------------------
                                    John Pasco, III,
                                    Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 23 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature                 Title               Date


/s/ John Pasco, III
John Pasco, III      Director, Chairman       June 4, 2002
                     Chief Executive
                     Officer and Chief
                     Financial Officer

*/s/ Samuel Boyd, Jr.
Samuel Boyd, Jr.          Director             June 4 , 2002

*/s/ Paul M. Dickinson
Paul M. Dickinson         Director             June 4, 2002


*/s/ William E. Poist
William E. Poist          Director             June 4, 2002


*By:/s/ John Pasco, III
    John Pasco, III
    Attorney-in-fact
    Pursuant to Powers-of-Attorney on file.

EXHIBIT NO.     DESCRIPTION

23(j)(1)        Consent of Tait Weller and Baker.

23(j)(2)        Consent of Greenberg Traurig, LLP

                                                               EXHIBIT 23(j)(1)




CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our report dated January 18, 2002 on the financial statements and financial highlights of The Newby Fund, a series of shares of The World Funds, Inc. Such financial statements and financial highlights appear in the 2001 Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information filed in the Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of The World Funds, Inc. We also consent to the references to our firm in the Registration Statement and Prospectus.






                               /s/  Tait, Weller & Baker


Philadelphia, Pennsylvania
June 3, 2002

                                                                EXHIBIT 23(j)(2)



                               CONSENT OF COUNSEL

We  hereby   consent  to  the  use  and   incorporation   by  reference  in
Post-Effective Amendment No. 23 of our firm's opinion and consent of counsel which was filed as Exhibit EX-99.i. to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, of The World Funds, Inc.





                                    GREENBERG TRAURIG, LLP


                                    /s/ Steven M. Felsenstein
                                    Steven M. Felsenstein, a Shareholder


Philadelphia, Pennsylvania
June 4, 2002